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                                 FORM 8-K

                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC 20549

                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934

                         _________________________

                      DATE OF REPORT: August 9, 1995

                         _________________________

                        FIRST MERCHANTS CORPORATION
          (Exact Name of Registrant as Specified in its Charter)

                         _________________________

        INDIANA                      0-17071                   35-1544218
(State of Incorporation)          (SEC File No.)          (IRS Employer ID No.)

                          200 East Jackson Street
                               P. O. Box 792
                          Muncie, IN   47305-2814
                 (Address of Principal Executive Offices)

                              (317) 747-1500
                      (Registrant's Telephone Number)

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ITEMS 1-4.   Not Applicable

ITEM 5.      OTHER EVENTS.

     On August 8, 1995, the Board of Directors of First Merchants Corporation declared a three-for-two split of its shares of outstanding common stock. Shareholders of record on October 20, 1995, are entitled to participate in the split. The date of delivery for shares to be issued pursuant to the split is October 27, 1995.

     Fractional shares will not be issued in connection with the stock split. In lieu of issuing fractional shares, the Company shall pay each shareholder otherwise entitled to a fractional share an amount in cash equal to the fraction of the average of the highest "bid" and the lowest "offered" quotations for a share on October 20, 1995 the record date, as reported by the National Association of Securities Dealers Automated Quotations System.

ITEM 6.     Not Applicable

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (a)   Not Applicable.

            (b)   Not Applicable.

            (c)   (99) Press Release dated August 9, 1995

ITEM 8.     Not Applicable.

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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     DATE: August 11, 1995

                              FIRST MERCHANTS CORPORATION


                              /s/ Larry R. Helms
                              _________________________________________
                              Larry R. Helms
                              Senior Vice President

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                                 EXHIBIT INDEX

     (99) Press Release dated August 9, 1995